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                                                                   Exhibit 10.21

                            FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT TO LEASE is made as of the 14th day of January, 2004 by and between 3600 WILSHIRE, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY, By:
JPB Partners Inc., a California corporation as ("Landlord") and NARA BANK, National Association, (herein called "Leasee" or "Tenant"). This First Amendment to Lease amends that certain Lease dated January 17, 2003 and Addendum I to Lease dated January 17, 2003 for those Premises ("Premises") known as Suite 100-A on the 1st floor consisting of 7961 rentable square feet, in 3600 Wilshire Boulevard, Los Angeles, California 90010 (the "Building"). Said Office Lease, First Amendment to Lease thereto are collectively referred to as the "Lease" in this First Amendment to Lease.

                                    RECITALS

     WHEREAS, Tenant and Landlord desire to install a Building sign; and

     Landlord and Tenant have expressed agreement so long as all of the herein below set forth terms and conditions are met.

     NOW, THEREFORE, in consideration of the foregoing and further consideration of the mutual benefits provided below, the parties agree as follows:

     1. SIGNAGE: Notwithstanding anything to the contrary, Tenant is hereby granted the right to place prominent and illuminated signage on the north and south uppermost sides of the building. Design and placement of signage shall be subject to Landlord's review and approval, which shall not be unreasonably withheld or delayed and all signage shall require the use of English characters. Tenant shall abide by all local sign ordinances and pay cost associated therewith, including all permit fees. Said signage shall be installed at Tenant's sole cost and expense and Tenant shall maintain signage in good order and repair including adequate illumination at all times at Tenant's sole cost and expense. Upon termination of the Lease, Tenant shall remove its sign, repair any damages caused by the sign and return to its original condition.

     2. SIGN FEE: Tenant shall pay to Landlord a monthly sign fee of five thousand and 00/100 dollars ($5,000.00) commencing April 1, 2004 or upon installation of sign, whichever comes first. Notwithstanding anything to the contrary, sign fee charges will constitute "rent" under the lease, for the duration of term.

     3. LEASE TERM: The term shall be begin April 1, 2004 and terminate on June 30, 2013.

     4.   SIGN DEPOSIT: None.

     5. OPTION TO RENEW: Provided Tenant is not in default under any terms and conditions of this Lease, Landlord shall grant Tenant one ten-year option at the then prevailing rate. Tenant must provide Landlord with six-(6) months prior written notice from the expiration date of its intent to exercise this option.

     6. BROKERS: Tenant hereby warrants and represents that it has not dealt with any real estate Brokers or agents in connection with this First Amendment to Lease or its negotiation, other than Jamison Properties, Inc. ("Landlord's Broker"). Tenant shall indemnify and hold Landlord harmless from any cost, expense or liability (including costs of suit and reasonable attorneys' fees) for any compensation, commission or fees claimed by any real estate Broker or agents, other than Landlord's Broker, in connection with this First Amendment to Lease or its negotiation by reason of any act of Tenant.

     7. ADDITIONAL PROVISIONS: Except for those provisions which are inconsistent with First Amendment to Lease and those terms, covenants, and conditions for which

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          performance has heretofore been completed, all other terms, covenants and conditions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS First Amendment to Lease as of the day and year first written.





LESSOR:                                            LESSEE:

3600 WILSHIRE, LLC, a California limited           NARA BANK,
liability company                                  A National Association
By: JPB Partners, Inc., a California corporation
Its: Manager

By:  [Illegible]                                  By:  /s/ Han Park
    ------------------------------------              --------------------------

Its: President as agent for JPB Partners          Print Name: Han Park
                                                  Its: Senior Vice President
Date: 3/2/04
      ----------------------------------          Date: 1/21/04
                                                        ------------------------

                                                  By:  /s/ Michel Urich
                                                      --------------------------

                                                  Print Name: Michel Urich
                                                  Its: Legal Counsel

                                                  Date: 1/21/04
                                                        ------------------------

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